United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2025 (October 30, 2025)
 __________________________________
LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
 __________________________________

Delaware	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
1610 West End Ave, Suite 200, Nashville, TN 37203
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986 - 5600
 __________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 30, 2025, W. Bradley Southern, Chief Executive Officer of Louisiana-Pacific Corporation (“LP”), notified the Board of Directors of LP (the “Board”) of his intention to retire from the role of Chief Executive Officer, effective February 19, 2026. The Board has accepted this notice and expressed its appreciation for Mr. Southern’s leadership and contributions to the company.

In connection with this transition and also on October 30, 2025, the Board has appointed Jason Ringblom, who currently serves as the President of LP, to succeed Mr. Southern as Chief Executive Officer, effective February 19, 2026.

Biographical information about Mr. Ringblom is included under the heading “Information About Our Executive Officers” in LP’s Form 10-K for the year ended December 31, 2024 and is incorporated by reference herein. As previously disclosed in the Current Report on Form 8-K filed by LP on April 3, 2025, Mr. Ringblom was promoted to President of the Company effective on April 7, 2025. In connection with Mr. Ringblom’s promotion to Chief Executive Officer, LP will eliminate the office of President. As of the date of this Current Report on Form 8-K, no compensation determinations have been made related to Mr. Ringblom’s promotion discussed above.

There are no family relationships between Mr. Ringblom and any director, executive officer or any other person nominated or chosen by LP to become a director or executive officer. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Mr. Ringblom and LP.

A copy of the press release announcing Mr. Ringblom’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by LP on November 3, 2025
104	Cover Page Interactive Data File (embedded within Inline XBRL document)
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/s/ Leslie E. Davis
Leslie E. Davis
Vice President, Controller and Chief Accounting Officer
Date: November 3, 2025